[LITTON LOGO]                                                    EXHIBIT 3.2(b)



                         CERTIFICATION OF RESOLUTIONS

                         OF THE BOARD OF DIRECTORS OF

                           LITTON INDUSTRIES, INC.



I, the undersigned JEANETTE M. THOMAS, Secretary of LITTON INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Board of Directors of said corporation on August 4, 1994, in accordance with the laws of Delaware and the By-laws of this corporation, and that these resolutions are in full force and effect as of the date hereof:

      RESOLVED, that in accordance with Section 1 of Article III of the By-laws of this corporation, the number of directors is hereby fixed at eleven (11).

      RESOLVED, that William P. Sommers is hereby elected a member of the Board of Directors of Litton Industries, Inc.


IN WITNESS WHEREOF, I have here unto subscribed my name and affixed the seal of said corporation at Beverly Hills, California, this 5th day of October, 1994.




[SEAL]                                        /s/ JEANETTE M. THOMAS
                                              --------------------------------
                                              Jeanette M. Thomas
                                              Secretary




                       EXHIBIT 3.2 (b)

[LITTON LOGO]                                         EXHIBIT 3.2(b), continued



                         CERTIFICATION OF RESOLUTIONS

                         OF THE BOARD OF DIRECTORS OF

                           LITTON INDUSTRIES, INC.



I, the undersigned JEANETTE M. THOMAS, Secretary of LITTON INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Board of Directors of said corporation on September 22, 1994, in accordance with the laws of Delaware and the By-laws of this corporation, and that these resolutions are in full force and effect as of the date hereof:

      RESOLVED, that in accordance with Section 1 of Article III of the By-laws of this corporation, the number of directors is hereby fixed at twelve (12).

      RESOLVED, that David E. Jeremiah is hereby elected a member of the Board of Directors of Litton Industries, Inc.


IN WITNESS WHEREOF, I have here unto subscribed my name and affixed the seal of said corporation at Beverly Hills, California, this 5th day of October, 1994.




[SEAL]                                        /s/ JEANETTE M. THOMAS
                                              --------------------------------
                                              Jeanette M. Thomas
                                              Secretary




                        EXHIBIT 3.2(b)-1